UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

Date of Report (Date of Earliest Event Reported):   June 7, 2011

Chocolate Candy Creations, Inc.
___________________________
(Exact name of registrant as specified in its charter)

Delaware	000-53219	20-5911117
(State or other jurisdiction of Incorporation)	Commission File Number	(I.R.S. Employer Identification No.

130 Shore Road, Suite 238 Port Washington, New York	11050
(Address of principal executive offices)	(zip code)

Registrant's telephone number, including area code:    516-238-5535

Check the  appropriate  box below if the Form 8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions:

|_|  Written  communications  pursuant to Rule 425 under the  Securities Act  (17 CFR 230.425)

|_|  Soliciting  material pursuant to Rule 14a-12 under the Exchange Act  (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the  Exchange Act (17 CFR 240.13e-4(c))

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Item 3.03  Material  Modification to Rights of Security Holders.

On June 7, 2011, Chocolate Candy Creations, Inc. and the holders of over 85% of the Company's  outstanding warrants agreed to amend the common stock warrants as described below.  These amendments apply to all of the outstanding warrants of the Company dated as of November 6, 2006.  The amendment modifies the “Exercise Period” (as defined in the warrants) to provide that they may not be exercised until the seventh anniversary of November 6, 2006 (the date of their issuance) unless prior thereto a “Change in Control” (as defined in the warrants) has occured.  In total, these amendments apply to an aggregate of 969,000 warrants.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
4.1	Form of Third Amendment to Common Stock Warrant

SIGNATURES

 Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

June 7, 2011	CHOCOLATE CANDY CREATIONS, INC. BY: /s/ Alyssa Cohen Name: Alyssa Cohen Title: President

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